GOODWILL	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL	GOODWILL
The Company has recorded the following Goodwill on its acquisitions:

(millions of Canadian $)	U.S. Natural Gas Pipelines

Balance at January 1, 2020	12,887
Foreign exchange rate changes	(208)
Balance at December 31, 2020	12,679
Foreign exchange rate changes	(97)
Balance at December 31, 2021	12,582
As part of the annual goodwill impairment assessment at December 31, 2021, the Company evaluated qualitative factors impacting the fair value of the underlying reporting units for all its reporting units other than the Columbia reporting unit. It was determined that it was more likely than not that the fair value of these reporting units exceeded their carrying amounts, including goodwill.
The Company elected to proceed directly to a quantitative annual goodwill impairment test at December 31, 2021 for the $9,303 million of goodwill related to the Columbia reporting unit following an uncontested rate case settlement with shippers in 2021. It was determined that the fair value of Columbia exceeded its carrying value, including goodwill at December 31, 2021.
Sale of Columbia Midstream Assets
In August 2019, TC Energy completed the sale of certain Columbia Midstream assets. As these assets constituted a business, and there was goodwill within this reporting unit, $595 million of Columbia's goodwill allocated to these assets was released and netted in the pre-tax gain on sale. The amount released was determined based on the relative fair values of the assets sold and the portion of the reporting unit retained. The fair value of the reporting unit was determined using a discounted cash flow analysis. Refer to Note 28, Acquisitions and dispositions, for additional details.